Nationwide Variable Insurance Trust


POTENTIAL MATERIAL LITIGATION


Nine West Litigation

NVIT Multi-Manager Small Cap Value Fund and NVIT Small Cap Index Fund (the "NVIT Nine West Defendants"), each a series of Nationwide Variable Insurance Trust, were named as defendants in the multi-district litigation pending in the United States District Court for the Southern District of New York (the "District Court") captioned In re Nine West LBO Securities Litigation, No. 20-md-02941 (the "Nine West MDL"). The Nine West MDL arose from the 2014 leveraged buyout (the "Jones Group LBO") of The Jones Group Inc.
("Jones Group"), which later was renamed Nine West Holdings, Inc.
("Nine West"), and Nine West's subsequent bankruptcy and reorganization. In connection with the Jones Group LBO, hundreds of Jones Group shareholders, including the NVIT Nine West Defendants, sold Jones Group shares back to Jones Group. The Nine West MDL included a series of lawsuits brought by the trustee of a litigation trust to whom Nine West's committee of unsecured creditors assigned claims and the indenture trustee for certain Notes issued by Jones Group and Nine West (collectively, the "Trustees"). These lawsuits sought to unwind the Jones Group LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Jones Group shareholders who participated in the Jones Group LBO, including the proceeds received by the NVIT Nine West Defendants. In June 2020, the shareholder defendants moved to dismiss the claims against them on the grounds that the claims are barred by the Bankruptcy Code's safe harbor for securities transactions. The District Court granted the motions to dismiss, dismissing all claims against the shareholder defendants, including the claims against the NVIT Nine West Defendants. The Trustees appealed the District Court's ruling to the United States Court of Appeals for the Second Circuit (the "Second Circuit"), and on November 27, 2023, the Second Circuit issued an Opinion affirming dismissal of the Trustees' claims against Nine West's shareholders, except the claims against Jones Group directors, officers, and employees who received payment for their shares through Nine West's payroll provider. Although certain of these former Jones Group employees petitioned the Second Circuit for rehearing of the appeal, the Trustees did not seek rehearing. On January 3, 2024, the Second Circuit denied the employee shareholders' petition for rehearing. The employee shareholders then filed a petition for writ of certiorari with the Supreme Court of the United States, but in May 13, 2024, the Supreme Court denied the petition. Accordingly, the dismissal of the claims against the non-employee shareholder defendants, including the claims against the NVIT Nine West Defendants, was final with all appeals exhausted as of May 13, 2024.